SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2002 (December 9, 2002)

PROVINCE HEALTHCARE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	0-23639	62-1710772
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Westwood Place, Suite 400, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

(615) 370-1377
(Registrant’s telephone number, including area code)

SIGNATURE
EXHIBIT INDEX
Amended and Restated By-Laws

Item 5. Other Events.

     On December 9, 2002, the Board of Directors of Province Healthcare Company approved and adopted the Amended and Restated By-Laws attached as an exhibit hereto.

Item 7. Exhibits.

99.1	Amended and Restated By-Laws

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2002

PROVINCE HEALTHCARE COMPANY

	By:	/s/ Martin S. Rash

Martin S. Rash Chairman and Chief Executive Officer

EXHIBIT INDEX

99.1	Amended and Restated By-Laws